SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported):

                               September 17, 2003

                                  AUDIBLE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              000-26529                                       22-3407945
   (Commission File No.)                       (IRS Employer Identification No.)



                            65 Willowbrook Boulevard
                                Wayne, NJ  07470
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (973) 837-2700


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ITEM 5.  OTHER EVENTS

     On September 17, 2003, Robert Kramer, President of Audible, Inc., resigned his position effective immediately.


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 17, 2003         Audible, Inc.


                                    /s/ Andrew P. Kaplan
                                  ------------------------------------
                                  By:     Andrew P. Kaplan
                                  Title:  Chief Financial Officer


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